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Exhibit 10.7

SECOND AMENDMENT TO INDEMNIFICATION AGREEMENT

        This SECOND AMENDMENT TO INDEMNIFICATION AGREEMENT, dated as of October 24, 2003 (the "Amendment"), is entered into by and between JAMDAT Mobile Inc., a Delaware corporation (the "Company"), and Bill Gurley, an individual ("Additional Indemnitee").

        WHEREAS the Company is a party to that certain Indemnification Agreement, dated February 26, 2001 and subsequently amended as of August 30, 2002 (as amended, the "Indemnification Agreement"), pursuant to which the Company has agreed to indemnify certain of its directors and stockholders.

        WHEREAS the Indemnification Agreement permits the Company to add additional parties as Indemnitees (as defined in the Indemnification Agreement) thereunder by the execution and delivery of additional signature pages thereto by such additional Indemnitees.

        WHEREAS a condition precedent to the closing of the transactions contemplated by that certain Series D Preferred Stock Purchase Agreement, dated as of October 24, 2003, by and among the Company and the investors signatory thereto, is the addition of Additional Indemnitee as an Indemnitee under the Indemnification Agreement.

        NOW, THEREFORE, the parties hereto agree hereby as follows:

          1.    Additional Indemnitee.    From and after the execution and delivery of this Amendment, the Company and Additional Indemnitee hereby agree that Additional Indemnitee shall be an Indemnitee under the Indemnification Agreement and that each of the Company and Additional Indemnitee shall be subject to and bound by the terms of the Indemnification Agreement.

          2.    Effect.    Except as and to the extent amended by this Amendment, the Indemnification Agreement shall remain in full force and effect in accordance with its terms.

          3.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:
JAMDAT MOBILE INC., a Delaware corporation
By:	/s/ CRAIG GATARZ
Printed Name: Craig Gatarz Title: COO and General Counsel
ADDITIONAL INDEMNITEE:
/s/ BILL GURLEY Bill Gurley, an individual

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SECOND AMENDMENT TO INDEMNIFICATION AGREEMENT